                                  EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     The undersigned officers and directors of Fulton Financial Corporation hereby constitute and appoint Rufus A. Fulton, Jr., Charles J. Nugent and Kenneth E. Shenenberger, or each of them singly, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority to sign for the undersigned and in their respective names, in any and all capacities, any and all amendments (including post-effective amendments) to this Registration Statement and generally to take all such steps as may be necessary or appropriate to enable Fulton Financial Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission related thereto, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, as herein authorized.


         Signature                  Capacity                Date
         ---------                  --------                ----


/s/James R. Argires                 Director          December 11, 1995
----------------------------
     (James R. Argires)


/s/Donald M. Bowman, Jr.            Director          December 11, 1995
----------------------------
  (Donald M. Bowman, Jr.)


/s/Thomas D. Caldwell, Jr.          Director          December 11, 1995
----------------------------
 (Thomas D. Caldwell, Jr.)

                                 Vice President
/s/Beth Ann L. Chivinski         and Controller       December 11, 1995
----------------------------  (Principal Accounting
  (Beth Ann L. Chivinski)            Officer)


/s/Harold D. Chubb                  Director          December 11, 1995
----------------------------
     (Harold D. Chubb)


/s/William H. Clark, Jr.            Director          December 11, 1995
----------------------------
  (William H. Clark, Jr.)


/s/Richard F. Erdley                Director          December 11, 1995
----------------------------
    (Richard F. Erdley)

         Signature                  Capacity                Date
         ---------                  --------                ----


/s/David S. Etter                   Director          December 11, 1995
----------------------------
      (David S. Etter)


/s/Frederick B. Fichthorn           Director          December 11, 1995
----------------------------
  (Frederick B. Fichthorn)


/s/Rufus A. Fulton, Jr.         President, Chief      December 11, 1995
----------------------------  Executive Officer and
  (Rufus A. Fulton, Jr.)            Director
                              (Principal Executive
                                    Officer)


/s/Henry N. Funk                    Director          December 11, 1995
----------------------------
      (Henry N. Funk)


/s/John F. Garber, Jr.              Director          December 11, 1995
----------------------------
   (John F. Garber, Jr.)


/s/Eugene H. Gardner                Director          December 11, 1995
----------------------------
    (Eugene H. Gardner)

                              Chairman of the Board   December 11, 1995
/s/Robert D. Garner               and Director
----------------------------
 (Robert D. Garner)


/s/Daniel M. Heisey                 Director          December 11, 1995
----------------------------
     (Daniel M. Heisey)


/s/J. Robert Hess                   Director          December 11, 1995
----------------------------
      (J. Robert Hess)


/s/Carolyn R. Holleran              Director          December 11, 1995
----------------------------
   (Carolyn R. Holleran)


/s/Clyde W. Horst                   Director          December 11, 1995
----------------------------
     (Clyde W. Horst)


/s/Bernard J. Metz, Sr.             Director          December 11, 1995
----------------------------
 (Bernard J. Metz, Sr.)

         Signature                  Capacity                Date
         ---------                  --------                ----


                                 Executive Vice       December 11, 1995
/s/Charles J. Nugent           President and Chief
----------------------------    Financial Officer
    (Charles J. Nugent)        (Principal Financial
                                    Officer)


/s/Arthur M. Peters, Jr.            Director          December 11, 1995
----------------------------
  (Arthur M. Peters, Jr.)


/s/Stuart H. Raub, Jr.              Director          December 11, 1995
----------------------------
   (Stuart H. Raub, Jr.)


/s/Donald E. Ruhl                   Director          December 11, 1995
----------------------------
      (Donald E. Ruhl)


/s/William E. Rusling               Director          December 11, 1995
----------------------------
   (William E. Rusling)


/s/Mary Ann Russell                 Director          December 11, 1995
----------------------------
     (Mary Ann Russell)


/s/John O. Shirk                    Director          December 11, 1995
----------------------------
      (John O. Shirk)

                                 Executive Vice       December 11, 1995
/s/R. Scott Smith                   President
----------------------------
      (R. Scott Smith)


/s/James K. Sperry               Executive Vice       December 11, 1995
----------------------------      President and
     (James K. Sperry)               Director


/s/Kenneth G. Stoudt                Director          December 11, 1995
----------------------------
 (Kenneth G. Stoudt)